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Exhibit 10(l) Second Amendment to Credit Agreement

                      SECOND AMENDMENT TO CREDIT AGREEMENT


                  THIS SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of March 28, 2003 (this "Amendment"), is among KEITHLEY INSTRUMENTS, INC., an Ohio corporation (the "Company"), Subsidiary Borrowers (referred to below and collectively with the Company, the "Borrowers"), the Lender (as referred to below) and BANK ONE, NA, a national banking association, having its principal office in Columbus, Ohio, as Agent for the Lender (in such capacity the "Agent").


                                    RECITALS

                  A. The Company, certain Subsidiary Borrowers party thereto, the Lender party thereto and Agent are parties to a Credit Agreement, dated as of March 30, 2001, as amended by a First Amendment to Credit Agreement dated as of August 1, 2002 (as now and hereafter amended, the "Credit Agreement"), pursuant to which the Lender agreed, subject to the terms and conditions thereof, to extend credit to the Borrowers.

                  B. The Borrowers desire to amend the Credit Agreement and the Agent and the Lender are willing to do so strictly in accordance with the terms hereof.


                                      TERMS

                  In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

                                   ARTICLE 1.
                                   AMENDMENTS

                  Upon fulfillment of the conditions set forth in Article 3 hereof, the Credit Agreement shall be amended as follows:

         1.1 Article I shall be amended by deleting the following definitions in their entirety:

                  "Consolidated Current Assets", "Consolidated Current Liabilities", "EBIDA Plus Non-Recurring Expense", "Pricing Schedule" and "Working Capital".

         1.2 Article I shall be amended by adding the following definitions in appropriate alphabetical order.

                  "Cash Equivalent Investments" means (i) short-term obligations of, or fully guaranteed by, the United States of America, (ii) commercial paper rated A-1 or better by S&P or P-1 or better by Moody's, (iii) demand deposit accounts maintained in the ordinary course of business, (iv) certificates of deposit issued by and time deposits with commercial banks (whether domestic or foreign) having capital and surplus in excess of $100,000,000 and (v) marketable securities, mutual funds and other marketable investments acceptable to the Agent.


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                  "Consolidated Liquid Assets" means the aggregate amount of all cash and Cash Equivalent Investments maintained by the Company and its Subsidiaries on a consolidated basis.

                  "Consolidated Tangible Net Worth" means at any time (i) the consolidated stockholders' equity of the Company and its Subsidiaries minus, (ii) to the extent included in determining the amount under the foregoing clause (i), the net book value of goodwill, cost in excess of fair value of net assets acquired, patents, trademarks, tradenames and copyrights, treasury stock and all other assets which are deemed intangible assets under Agreement Accounting Principles, all calculated on a consolidated basis.

                  "EBDA minus Distributions" means, for any period, (a) Consolidated Net Income for such period plus, to the extent deducted from revenues in determining Consolidated Net Income, (i) depreciation expense, and (ii) amortization expense, minus (b) the aggregate amount of dividends or other distributions paid to shareholders of the Company during such period, all calculated for the Company and its Subsidiaries on a consolidated basis.

         1.3 The definition of "Applicable Margin" in Article I shall be amended and restated in its entirety to read as follows:

                  "Applicable Margin" means (i) with respect to Floating Rate Loans, 0%; (ii) with respect to Eurocurrency Loans denominated in Dollars, 1.00%; and (iii) with respect to Eurocurrency Loans denominated in any Agreed Currency other than Dollars, the margin quoted by the Agent and agreed to by the Company at the time any such Eurocurrency Loan is requested.

         1.4 Section 2.1 shall be amended by adding a new clause (iii) to the proviso clause which begins in line 4 to read as follows:

                  "and (iii) the aggregate amount of the Aggregate Outstanding Credit Exposure of Subsidiary Borrowers shall not exceed the Dollar Amount of $5,000,000."

         1.5 Section 2.5 shall be amended by deleting the reference in line three therein to "the Applicable Fee Rate" and inserting "one-quarter of one percent" in place thereof.

         1.6 Section 6.16 shall be amended and restated in its entirety to read as follows:

                  6.16.  Financial Covenants

                           6.16.1. Funded Debt to Tangible Net Worth. The Company will not permit the ratio of Consolidated Funded Debt to Consolidated Tangible Net Worth, determined as of the end of each of its fiscal quarters to be greater than 0.15 to 1.0.

                           6.16.2. EBDA minus Distributions and Liquid Assets. In the event the amount of EBDA minus Distributions is a negative number, the Company will not permit (i) EBDA minus Distributions, calculated as of the last day of each fiscal quarter for the four consecutive fiscal quarters then ending, to exceed 10% of Consolidated Liquid Assets, and (ii) EBDA minus Distributions, calculated as of the last day of each fiscal quarter for the fiscal quarter then ending and annualized, to exceed 15% of Consolidated Liquid Assets. In the event the amount of EBDA minus Distributions is a positive number, this covenant will be inapplicable.


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         1.7      The Pricing Schedule to the Credit Agreement shall be deleted in its entirety.

         1.8 Schedule 1.1 to the Credit Agreement shall be replaced with the form of Schedule 1.1 attached to this Amendment.


                                   ARTICLE 2.
                                 REPRESENTATIONS

                  Each Borrower represents and warrants to the Agent and the Lender that:

         2.1 The execution, delivery and performance of this Amendment is within its powers, has been duly authorized and is not in contravention with any law, of the terms of its Articles of Incorporation or By-laws, or any undertaking to which it is a party or by which it is bound.

         2.2 This Amendment is the legal, valid and binding obligation of the Borrower enforceable against it in accordance with the terms hereof.

         2.3 After giving effect to the amendments herein contained, the representations and warranties contained in Article V of the Credit Agreement are true on and as of March 28, 2003 with the same force and effect as if made on and as of March 28, 2003.

         2.4 No Default or Unmatured Default exists or has occurred and is continuing on the date hereof.


                                   ARTICLE 3.
                           CONDITIONS OF EFFECTIVENESS

                  This Amendment shall not become effective until each of the following has been satisfied:

         3.1 This Amendment shall be signed by each Borrower (including the New Subsidiary Borrowers (as defined below)), the Agent and the Lender.

         3.2 Each of the Subsidiary Borrowers set forth on Schedule 1.1 attached hereto other than Keithley Instruments GmbH (the "New Subsidiary Borrowers") shall execute and deliver a Joinder Agreement and such other opinions of counsel and other documents with respect to the New Subsidiary Borrowers as reasonably required by the Agent and the Lenders pursuant to
Section 8.2.2 of the Credit Agreement.

         3.3 The Company shall have paid an amendment fee in the amount of $5,000.


                                   ARTICLE 4.
                                 MISCELLANEOUS.

         4.1 References in the Credit Agreement or in any note, certificate, instrument or other document to the "Credit Agreement" shall be deemed to be references to the Credit Agreement as amended hereby and as further amended from time to time.


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         4.2      The Company agrees to pay and to save the Agent harmless for the payment of all costs and expenses arising in connection with this Amendment, including the reasonable fees of counsel to the Agent in connection with preparing this Amendment and the related documents.

         4.3 Each Borrower acknowledges and agrees that the Agent and the Lender have fully performed all of their obligations under all documents executed in connection with the Credit Agreement and all actions taken by the Agent and the Lender are reasonable and appropriate under the circumstances and within their rights under the Credit Agreement and all other documents executed in connection therewith and otherwise available. Each Borrower represents and warrants that it is not aware of any claims or causes of action against the Agent or any Lender, any participant lender or any of their successors or assigns.

         4.4 Except as expressly amended hereby, each Borrower agrees that the Credit Agreement and all other Loan Documents are ratified and confirmed and shall remain in full force and effect and that it has no set off, counterclaim or defense with respect to any of the foregoing. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

         4.5 This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  IN WITNESS WHEREOF, the parties signing this Amendment have caused this Amendment to be executed and delivered as of March 28, 2003.

                                        KEITHLEY INSTRUMENTS, INC.

                                        By: /s/ Mark J. Plush
                                            ---------------------------

                                           Its: VP & CFO
                                                -----------------------

                                        KEITHLEY INSTRUMENTS GmbH

                                        By: /s/ Mark J. Plush
                                            ---------------------------

                                           Its: Managing Director
                                                -----------------------


                                        KEITHLEY INSTRUMENTS SARL

                                        By: /s/ Mark J. Plush
                                            ---------------------------

                                           Its: Managing Director
                                                -----------------------


                                        KEITHLEY INSTRUMENTS LTD.

                                        By: /s/ Mark J. Plush
                                            ---------------------------

                                           Its: Managing Director
                                                -----------------------




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                                        KEITHLEY INSTRUMENTS SRL


                                        By: /s/ Mark J. Plush
                                            ---------------------------

                                           Its: Managing Director
                                                -----------------------


                                        KEITHLEY INSTRUMENTS BV


                                        By: /s/ Joseph P. Keithley
                                            ---------------------------

                                           Its: Chairman
                                                -----------------------

                                        KEITHLEY INSTRUMENTS SA


                                        By: /s/ Mark J. Plush
                                            ---------------------------

                                           Its: Managing Director
                                                -----------------------



                                        KEITHLEY INSTRUMENTS KK


                                        By: /s/ Mark J. Plush
                                            ---------------------------

                                           Its Managing Director
                                               ------------------------


                                        KEITHLEY INTERNATIONAL
                                        INVESTMENT CORP.


                                        By: /s/ Mark J. Plush
                                            ---------------------------

                                           Its: Managing Director
                                                -----------------------


                                        BANK ONE, NA, as Agent,
                                        LC Issuer and Lender

                                        By: /s/ Shawn G. Konya
                                            ---------------------------

                                           Its: Officer
                                                -----------------------




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                                  SCHEDULE 1.1

                              SUBSIDIARY BORROWERS

Keithley Instruments GmbH, an entity organized under the laws of Germany

Keithley Instruments SARL, an entity organized under the laws of France

Keithley Instruments Ltd., an entity organized under the laws of Great Britain

Keithley Instruments SRL, an entity organized under the laws of Italy

Keithley Instruments BV, an entity organized under the laws of Netherlands

Keithley Instruments SA, an entity organized under the laws of Switzerland

Keithley Instruments KK, an entity organized under the laws of Japan

Keithley International Investment Corp., an entity organized under the laws of Delaware.


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